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                                                                    EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT

              We consent to the incorporation by reference in this Registration Statement of Escalon Medical Corp. on Form S-8 of our reports dated August 13, 1999 and August 18, 2000 appearing in the Annual Reports on Form 10-K of Escalon Medical Corp. for the years ended June 30, 1999 and June 30, 2000, respectively.



/s/ Parente Randolph, LLC
Parente Randolph, LLC



Philadelphia, Pennsylvania
February 5, 2001